                                                                 EXHIBIT 10.16

                          SECURITIES PURCHASE AGREEMENT



         This SECURITIES PURCHASE AGREEMENT (the "Agreement"), entered into effective this 25th day of September 2001, (the "Execution Date") by and among HealthExtras, Inc., a Delaware corporation, with headquarters located at 2273 Research Boulevard, Rockville, Maryland 20850 (the "Company"), and the investors signatory hereto (each, severally, the "Buyer").

         WHEREAS:

         A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

         B. Each Buyer severally wishes to purchase, upon the terms and conditions stated in this Agreement, units of securities of the Company (the "Units") consisting of shares of the Company's Common Stock ("Company Common Stock"), par value $.01 per share (the "Shares") and warrants in substantially the same form attached hereto as Exhibit A to acquire shares of Company Common Stock (the "Warrants"), each Unit to consist of one Share and a Warrant to purchase 0.25 shares of the Company's Common Stock upon exercise of the Warrant ("Warrant Shares"); and

         C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit B (the "Registration Rights Agreement") pursuant to which the Company has agreed to register the Shares and the Warrant Shares under the 1933 Act and SEC rules and regulations promulgated thereunder.

         NOW THEREFORE, the Company and the Buyer hereby agree as follows:

         1.   PURCHASE AND SALE OF COMMON SHARES AND WARRANTS.

              a. Purchase of Shares and Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company at the Closing as hereinafter defined, that number of Units set forth on its signature page hereto (the "Committed Units"), at a price per Unit equal to 85% of the "Closing Price" as defined in paragraph (d) of this Section 1 (the "Unit Purchase Price").

              b. Each Buyer understands that, contemporaneously with its offer of Units to the Buyer, the Company is offering additional Units to other purchasers (the "Other Purchasers") in reliance on Regulation D promulgated under the 1933 Act. Each Buyer consents to such contemporaneous offers and sales of Units to Other Purchasers provided that (i) offers to Other Purchasers shall only be made to one or more accredited investors as that term is defined by Rule 501(a) promulgated under the 1933 Act, on substantially similar terms to those set forth in this Agreement, and (ii) the aggregate number of Units (including the Shares and the Warrant Shares) sold to Buyer and the Other Purchasers shall not exceed 19.99% of the total number of shares of Company Common Stock outstanding prior to the first of such sales.

              c. Subject to the satisfaction (or waiver) of the conditions contained in Sections 5 and 6, each Buyer shall pay the Unit Purchase Price for its Committed Units to the Company on the Closing Date by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and the Company shall thereupon issue and deliver or cause to be issued and delivered to such Buyer certificates in such denominations as such Buyer shall request representing the Shares and Warrants comprising the Committed Units purchased by the Buyer, duly executed on behalf of the Company and registered in the name of such Buyer or its designee (the "Unit Certificates"). The Closing Date shall be September 26, 2001 or such other date as the Company and the Buyers shall agree upon (such date being hereinafter referred to as "Closing Date"). The term "Closing" as used herein shall mean the delivery of the Unit Certificates, the payment of the Unit Purchase Price for the Committed Units, and the delivery of such other documents and taking of such other actions as are required to be delivered or taken at the Closing pursuant to this Agreement.

              d.  The Closing Price shall mean the lesser of:

                                    (1)  the  average  4:00  p.m.  Eastern  Time
                           closing bid price per share of Company Common Stock as reported on the Bloomberg Professional Service for the twenty trading days (determined by excluding days on which the Nasdaq National Market is closed) ending September 25, 2001; or

                                    (2)  the  average  4:00  p.m.  Eastern  Time
                           closing bid price per share of Company Common Stock as reported on the Bloomberg Professional Service for the three trading days (determined by excluding days on which the Nasdaq National Market is closed) ending September 25, 2001.

         2.   BUYER'S REPRESENTATIONS AND WARRANTIES.

              Each Buyer severally represents and warrants that:

              a. Investment Purpose. Such Buyer is acquiring the Shares and Warrants comprising the Units purchased by it hereunder, and any Warrant Shares subsequently purchased by it (such Shares, Warrants and Warrant Shares being hereinafter sometimes referred to as the "Securities") for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to an effective registration statement under the 1933 Act or an exemption from registration under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the 1933 Act.

              b. Investor Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501 of Regulation D.

              c. Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on Regulation D and that the Company is relying upon the truth and accuracy of, and such Buyer's compliance with, the representations and warranties, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of Regulation D and the eligibility of such Buyer to acquire such Securities.

              d. Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer is aware of the SEC Documents, as defined in Section 3(e) of this Agreement, including the disclosures regarding risks included in the SEC Documents. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

              e. No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

              f. Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (i) subsequently registered thereunder, (ii) pursuant to Rule 144 under the 1933 Act or (iii) such Buyer shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred without registration under the 1933 Act and in compliance with an applicable exemption from such registration.

              g. Securities. Buyer understands that the certificates or other instruments representing the Securities, except as set forth below, shall bear a restrictive legend in substantially the following form (and the Company shall be required to issue a stoptransfer order against transfer of such certificates if the Securities are not transferred in accordance with the following legend):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT OR (2) PURSUANT TO RULE 144 UNDER THE 1933 ACT OR
         (3) IN A TRANSACTION THAT MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE 1933 ACT IN RELIANCE UPON AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend, if (i) such Securities are sold in accordance with the registration requirements under the 1933 Act (a "prospectus sale"),
(ii) such Securities are sold pursuant to Rule 144 under the 1933 Act (a "Rule 144 Sale") or (iii) in connection with any transaction other than a prospectus sale or a Rule 144 sale, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act. In addition, the legend set forth above shall be removed and the Company shall issue a certificate without such legend with respect to the Shares and the Warrant Shares if: (i) requested by such Buyer
(accompanied by appropriate standard documentation for a reissuance of a certificate) at a time when a registration statement under the 1933 Act covering the resale of such Shares or Warrant Shares, as the case may be, is effective;
(ii) with respect to Warrant Shares of a Buyer, such Buyer's exercise of the applicable Warrant occurs at a time while a registration statement covering the resale of such Warrant Shares is effective under the 1933 Act, and (iii) such Buyer furnishes to the Company (x) a representation to the effect that such Buyer is aware of its obligations under the registration requirements of the 1933 Act with respect to the Shares or the Warrant Shares, as the case may be, and (y) an undertaking that such Shares or Warrant Shares, as the case may be, shall only be sold or transferred pursuant to a sale in conformance with such registration requirements, which representations and undertakings permit reliance thereon by any counsel rendering an opinion regarding the removal of such legend and which are in a form reasonably satisfactory to the Company. The Company will cause the reissuance of a certificate without a legend in accordance with the foregoing provisions within three trading days of the date of a request and submission of the appropriate documents.

              h. Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable against such Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

              i. Residency. Each Buyer certifies that it resides or has a bona fide place of business at its address set forth on Schedule 1.

         3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

              The Company represents and warrants to each Buyer that:

              a. Organization and Qualification. The Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns more than 25% of the voting stock or holds more than 25% of the equity or similar interest) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any (i) material adverse effect on the business, properties, assets, operations, results or operations or financial condition of the Company and its Subsidiaries, if any, taken as a whole, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below); or (ii) material adverse effect on the ability of the Company to comply with its agreements and obligations under this Agreement, the Registration Rights Agreement and the Warrants.

              b. Authorization; Enforcement; Validity. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, its obligations under the Warrants and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Shares and the Warrants and the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, and
(iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

              c. Issuance of Securities. The Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and nonassessable and (ii) free from all taxes, liens and charges with respect to the issue thereof. The
Warrant Shares of Common Stock have been duly authorized and reserved for issuance upon exercise of the Warrants. Upon exercise of the Warrants, in accordance with their terms, the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Company Common Stock.

              d. No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the Company's issuance of the Common Shares and the reservation for issuance and issuance of the Warrant Shares) will not (i) result in a violation of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation") or the Company's Bylaws, as amended and as in effect on the date hereof (the "Bylaws"), (ii) result in a change in the terms of any outstanding securities of the Company or (iii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market (as defined below)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except for such conflicts, defaults, terminations or amendments which would not have a Material Adverse Effect. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, or Bylaws or their organizational charter or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for such conflicts, defaults, terminations, amendments which would not have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or selfregulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are not aware of any facts or circumstances which might give rise to any of the foregoing. The Company is not in violation of the listing requirements of the Principal Market (as defined below).

              e. SEC Documents;  Financial  Statements.  As of the Closing,  the
Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal yearend audit adjustments). No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Buyer with any material, nonpublic information.

              f. Absence of Certain Changes. Since the most recent filing by the Company with the SEC, there has been no material adverse change in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law, nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

              g. Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, selfregulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Company's common stock, the Common Shares or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such that would have a Material Adverse Effect.

              h. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company to third parties other than the Buyer and Other Purchasers for purposes of the 1933 Act so as to render invalid the exemption from registration provided under Regulation D or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings so as to render invalid the exemption from registration provided under Regulation D.

              i. No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of the Company Common Stock and which has not been publicly announced. The Company has not disclosed to the Buyer material non-public information.

              j. No General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

              k. Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened.

              l. Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. None of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. Except as set forth in the SEC Documents, the Company and its Subsidiaries do not have any knowledge of any infringement or misappropriation or alleged infringement or misappropriation by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

              m. Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

              n. Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the SEC Documents or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

              o. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged and the Company does not have any reason to believe it will not be able to renew its existing insurance coverage under substantially similar terms for the next two (2) years.

              p. Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

              q. Tax Status. The Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

              r. Eligibility. The Company is currently eligible to register the resale of the Shares and Warrant Shares on a registration statement on Form S3 under the 1933 Act.

              s. Capitalization. The authorized capital stock of the company consists of 100,000,000 shares of Common Stock, $0.01 par value per share, of which 29,201,566 shares were issued and outstanding at August 31, 2001. At such date, 4,201,500 shares of Company Common Stock were reserved for issuance upon the exercise of outstanding options at an average exercise price of approximately $10.00 per share. In addition, at such date 750,000 shares of Company Common Stock were reserved for issuance upon the exercise of outstanding warrants at an exercise price of $5.21 per share and 3,200,000 shares of Company Common Stock were reserved for issuance upon the exercise of warrants which a marketing partner has the right to receive upon satisfaction of contracted performance requirements at an average exercise price of $13.03 per share. In addition, the Company has 5,000,000 authorized shares of preferred stock, $0.01 par value per share, of which no shares were issued and outstanding at August 31, 2001. All of the outstanding shares of the Company's Common Stock have been duly and validly authorized and are fullypaid and nonassessable. Except as disclosed in this Agreement, the Registration Rights Agreement and/or the SEC Documents, there are no options, warrants, contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company.

              t. Except as set forth on the Disclosure Schedule attached hereto, the Company does not have any outstanding securities which are subject to registration rights on behalf of a holder of such securities.

         4.   COVENANTS.

              a. Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

              b. Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as that term is defined in the Registration Rights Agreement) on Nasdaq and shall use its best efforts to maintain such listing of the Company Common Stock, including all Registrable Securities from time to time issuable under the terms of the Transaction Documents. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of Company Common Stock on Nasdaq. The Company shall promptly, and in no event later than the following business day, provide to the Buyer copies of any notices it receives from the Nasdaq regarding the continued eligibility of Company Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(b).

              c. Reservation of Shares. The Company shall take all action necessary to at all times have authorized; and reserved for the purpose of issuance, no less than 100% of the number of shares of common stock needed to provide for the issuance of the Warrant Shares upon exercise of all outstanding Warrants.

              d. Subject to Closing. The Company will pay at Closing the reasonable expenses of the Buyer for legal counsel related to this Agreement which have been specified in writing to the Company prior to its execution of this Agreement.

              e. The Company acknowledges and agrees that it has not furnished to the Buyer any material information regarding the Company which has not been publicly disclosed and the Company agrees that it shall not furnish material non-public information to the Buyer.

              f. The Company will issue a press release regarding the transactions contemplated by this Agreement within one Business Day after the Closing, and will file a Form 8-K regarding the sale of the Units with the SEC within 10 days after the Closing.

         5.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

              The obligation of the Company hereunder to issue and sell the Common Shares and Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyers with prior written notice thereof:

              a. Each Buyer and the Other Purchasers shall have executed each of the Transaction Documents to which it is a party and delivered the same to Company.

              b. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

              c. The Buyer and the Other Purchasers shall have delivered to the Company such other documents relating to the transactions as are contemplated by this Agreement.

              d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or issued by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by, or materially and adversely affect the rights and/or obligations of the Company arising under this Agreement.

              e.  The Closing shall occur on or prior to September 28, 2001.

              f.  The  Company  has  received   executed   Securities   Purchase
Agreements for the purchase of Units from each Buyer and the Other Purchasers who have agreed to purchase an aggregate of at least $10 million of the Units.

         6.   CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

              The obligation of each Buyer hereunder to purchase the Units at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

              a. The Company shall have executed each of the Transaction Documents and delivered the same to such Buyer.

              b. The Company Common Stock shall be authorized for quotation on Nasdaq and trading in Company Common Stock shall not have been suspended by the SEC or Nasdaq.

              c. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

              d. The Company shall have delivered such Buyer the opinion of the Company's counsel dated as of the Closing Date, in substantially the form of Exhibit C attached hereto.

              e. The Company shall have made all filings, other than those contemplated by the Registration Rights Agreement, under all applicable federal and state securities laws and Nasdaq requirements necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

              f. The Company shall have delivered to such Buyer such other documents relating to the transactions as are contemplated by this Agreement.

              g. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or issued by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by, or materially and adversely affect the rights and/or obligations of such Buyer arising under this Agreement.

              h.  The  Company  has  received   executed   Securities   Purchase
Agreements for the purchase of Units from such Buyer and Other Purchasers who have agreed to purchase an aggregate of at least $10 million.

              i   The Closing shall occur on or prior to September 28, 2001.

         7.   GOVERNING LAW; MISCELLANEOUS.

              a. Governing Law; Jurisdiction; Jury Trial. This Agreement shall be governed by and construed in all respects by the internal laws of the State of New York (except for the proper application of the United States federal securities laws), without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the Borough of Manhattan in the City of New York. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

              b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

              c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

              d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

              e. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between each Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor each Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Buyer, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

              f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be as set forth below, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change:

         If to the Company:

              HealthExtras, Inc.
              2273 Research Boulevard
              Rockville, Maryland  20850
              Telephone:  (301) 548-2900
              Facsimile:  (301) 548-2992
              Attention:  Michael Donovan

         With a copy to:

              Muldoon Murphy & Faucette LLP
              5101 Wisconsin Avenue, N.W.
              Washington, D.C.  20016
              Telephone:  (202) 362-0840
              Facsimile:  (202) 966-9409
              Attention:  Thomas J. Haggerty

If to a Buyer: to it at its address and facsimile number set forth on Schedule 1 with copies to such Buyer's representatives as set forth on Schedule 1.

              g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any assignee of Securities. The Company shall not assign this Agreement or any rights or obligations hereunder as to any Buyer without the prior written consent of such Buyer. Each Buyer may assign some or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld.

              h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

              i. Survival. Unless this Agreement is terminated under Section 7(k), the agreements and covenants set forth herein, shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder and under the Registration Rights Agreement and the Warrants.

              j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

              k. Termination. If Closing does not occur due to the Company's or a Buyer's failure to satisfy the conditions set forth in Sections 5 or 6 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), on or prior to September 28, 2001, the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

              l. Placement Agent or Finder. The Company shall be responsible for the payment of any fees or broker's commissions due to S.G. Cowen Securities Corporation or any other party relating to or arising out of the transactions contemplated hereby as a result of any engagement or undertaking made by the Company with the persons claiming such fees or commissions, and shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) arising in connection with any such engagement or undertaking by the Company.

              m. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

              n. Remedies. The Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

              o. Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyer hereunder or pursuant to the Transaction Documents or the Buyer enforces or exercise its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

              p. Obligations of each Buyer are Several. The obligations of each Buyer hereunder is several and not joint with the obligations of the other Buyers hereunder, and no Buyer shall be responsible in any way for the performance of the obligations of the other Buyers hereunder.

Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Buyer shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

                            [signature pages follow]

IN WITNESS WHEREOF, each Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

HEALTHEXTRAS, INC.


By:    /s/ David T. Blair
       ---------------------------------------
Name:  David T. Blair
Title: Chief Executive Officer


BUYER:                                               NUMBER OF COMMITTED UNITS:

PINE RIDGE FINANCIAL INC.                            377,834


By:    /s/ Kenneth L. Henderson
       -----------------------------
Name:  Kenneth L. Henderson
Title: Attorney-in-Fact

BUYER:                                               NUMBER OF COMMITTED UNITS:

Deutsche Bank AG, London                             $1,000,000
Branch by its agent Deutsche Banc Alex. Brown Inc.

By:    /s/ Nicholas Brumm
       -----------------------------
Name:  Nicholas Brumm
Title: Director


By:    /s/ Tracy Fu
       -----------------------------
Name:  Tracy Fu
Title: Director

BUYER:                                               NUMBER OF COMMITTED UNITS:

STEELHEAD INVESTMENTS LTD.                           $1,500,000.00
                                                     377,833 UNITS

By:    /s/ Kevin O'Neal
       ---------------------------------
Name:  Kevin O'Neal
Title: Authorized Signatory

BUYER:                                         NUMBER OF COMMITTED UNITS:

LANGLEY PARTNERS, LP                           125,945

By:    /s/ Jeffrey Thorp
       ---------------------------------
Name:  Jeffrey Thorp
Title: Managing Member of G.P.


BUYER:                                         NUMBER OF COMMITTED UNITS:

GRYPHON MASTER FUND                            125,945

By:    /s/ E. B. Lyon
       ---------------------------------
Name:  E. B. Lyon
Title: Authorized Agent


BUYER:                                         NUMBER OF COMMITTED UNITS:

AIG SoundShore Strategic                       50,000 Units
Holding Fund Ltd.

By:    /s/ A. Giordano
       ---------------------------------
Name:  Anthony Giordano
Title: SVP & COO of DKR Management Company Inc.
       for the benefit of AIG SoundShore Strategic
       Holding Fund Ltd.


BUYER:                                         NUMBER OF COMMITTED UNITS:

AIG SoundShore Holdings Ltd.                   100,000 Units

By:    /s/ A. Giordano
       ---------------------------------
Name:  Anthony Giordano
Title: SVP & COO of DKR Management Company Inc.
       for the benefit of AIG SoundShore Holdings Ltd.

BUYER:                                          NUMBER OF COMMITTED UNITS:

AIG SoundShore Private Investors                50,000 Units
Holding Fund Ltd.

By:    /s/ A. Giordano
       ---------------------------------
Name:  Anthony Giordano
Title: SVP & COO of DKR Management Company Inc.
       for the benefit of AIG SoundShore Private
       Investors Holding Fund Ltd.


BUYER:                                          NUMBER OF COMMITTED UNITS:

AIG SoundShore Opportunity                      50,000 Units
Holding Fund Ltd.

By:    /s/ A. Giordano
       ---------------------------------
Name:  Anthony Giordano
Title: SVP & COO of DKR Management Company Inc.
       for the benefit of AIG SoundShore Opportunity
       Holding Fund Ltd.


BUYER:                                          NUMBER OF COMMITTED UNITS:

PECONIC FUND, LTD.                              125,945

By:    /s/ Jeffrey M. Solomon
       -----------------------------
Name:  Jeffrey M. Solomon
Title: Managing Officer


BUYER:                                          NUMBER OF COMMITTED UNITS:

SOCIETE GENERALE                                503,842

By:    /s/ Guillaume Pollet
       -----------------------------
Name:  Guillaume Pollet
Title: Managing Director

BUYER:                                          NUMBER OF COMMITTED UNITS:

Vertical Ventures                               377,834
Investments, LLC

By:    /s/ Joshua Silverman
       -----------------------------
Name:  Joshua Silverman
Title: Partner


BUYER:                                          NUMBER OF COMMITTED UNITS:

Zimmer Lucas                                    $1,000,000.00
ZLP Master Technology Fund Ltd.

By:    /s/ Craig Lucas
       -----------------------------
Name:  Craig Lucas
Title: General Partner


BUYER:                                          NUMBER OF COMMITTED UNITS:

AMARANTH TRADING LLC                            $1,000,000.00

By:    /s/ Charles H. Winkler
       -----------------------------
Name:  Charles H. Winkler
Title: Authorized Signatory

                                   EXHIBIT A

                          FORM OF COMMON STOCK WARRANT


        See Exhibit 4.3 to Registration Statement to which this Securities Purchase Agreement is filed as an Exhibit.

                                   EXHIHBIT B


                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of September ___, 2001, is entered into by and among HealthExtras, Inc., a Delaware corporation, with headquarters located at 2273 Research Boulevard, Rockville, Maryland 20850 (the "Company"), and the investors signatory hereto (each, severally, the "Buyer").

         WHEREAS:

         A. Pursuant to a Securities Purchase Agreement dated September __, 2001, between the Company and each Buyer, the Company has sold and such Buyer has purchased Units of securities of the Company (the "Units") consisting of shares of the Company's Common Stock, par value $0.01 per share (the "Common Shares") and Warrants (the "Warrants") to purchase shares of the Company's Common Stock (the "Warrant Shares"); and

         B. To induce each Buyer to execute and deliver the Securities Purchase Agreement (hereinafter referred to, as the "Securities Purchase Agreement"), the Company has agreed to provide each Buyer certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act").

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

         1.   DEFINITIONS.

              As used in this Agreement, the following terms shall have the following meanings:

              a. "Investor" means each Buyer, any transferee or assignee thereof to whom such Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

              b. "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

              c. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

              d. "Registrable Securities" means the Common Shares purchased pursuant to the Securities Purchase Agreement and the Warrant Shares issued or issuable upon exercise of the Warrants and any shares of capital stock issued or issuable with respect to the Common Shares, Warrants or Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange, or similar event or otherwise, without regard to any limitation on exercise of the Warrants.

              e. "Registration Statement" means a registration statement of the Company filed under the 1933 Act and pursuant to Rule 415.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

         2.   REGISTRATION.

              a. Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than thirty (30) calendar days after the Closing Date, as defined in the Securities Purchase Agreement, file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-3 (or if such form is unavailable, such other form as is available for registration) covering the resale of all of the Registrable Securities. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the earlier of (i) five (5) business days after the Company is advised orally or in writing by the SEC that it will not review or has no further comments with respect to the Registration Statement and (ii) ninety (90) calendar days after the Closing Date.

              b.  Piggy-Back  Registrations.   If  at  any  time  prior  to  the
expiration of the Registration Period (as defined in Section 3(a)), the Registrable Securities are not already covered by an effective Registration Statement and the Company proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others of any of its securities (other than on Form S-4 or Form S-8 or their equivalents at such time relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall promptly send to each Investor written notice of the Company's intention to file a Registration Statement and of such Investor's rights under this Section 2(b) and, if within fifteen (15) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, subject to the priorities set forth in Section 2(b) below. No right to registration of Registrable Securities under this Section 2(b) shall be construed to limit any registration required under Section 2(a). The obligations of the Company under this Section 2(b) may be waived by the Investors. If an offering in connection with which an Investor is entitled to have Registrable Shares registered pursuant to this Section 2(b) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Company common stock included in such underwritten offering. If a registration pursuant to this Section 2(b) is to be an underwritten public offering and the managing underwriter(s) advise the Company in writing that, in its/their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Company common stock which may be included in the Registration Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration: (1) first, all securities the Company proposes to sell for its own account, (2) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights, and (3) third, the securities requested to be registered by the Investors and other holders of securities entitled to participate in the registration, as of the date hereof, drawn from them pro rata based on the number each has requested to be included in such registration.

              c. Allocation of Registrable Securities. The initial number of Registrable Securities included in any "piggyback" Registration Statement under paragraph (b) above and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held, or which could be held, by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC.

              d. Legal Counsel. Each Investor shall have the right to select legal counsel to review and oversee at their expense any Registration Statement proposed to be filed pursuant to this Section 2 ("Legal Counsel"). The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement. The Company agrees to pay up to $15,000 for a single legal counsel selected by Investors holding a majority of the Common
Shares covered by the Registration Statement for purposes of review of the Registration Statement.

              e. Rule 416. The Company and the Investors each acknowledge that each Registration Statement prepared in accordance hereunder shall include an indeterminate number of Registrable Securities pursuant to Rule 416 under the 1933 Act so as to cover any and all Registrable Securities which may become issuable to prevent dilution resulting from stock splits, stock dividends or similar transactions in accordance with the provisions contained in the Securities Purchase Agreement and the Warrants (collectively, the "Rule 416 Securities"). In this regard, the Company agrees to use all reasonable efforts to ensure that the maximum number of Registrable Securities which may be registered pursuant to Rule 416 under the 1933 Act are covered by each Registration Statement and, absent guidance from the SEC or other definitive authority to the contrary, the Company shall use all reasonable efforts to affirmatively support and to not take any position adverse to the position that each Registration Statement filed hereunder covers all of the Rule 416 Securities. If the Company determines that the Registration Statement filed hereunder does not cover all of the Rule 416 Securities, the Company shall immediately (i) provide to each Investor written evidence setting forth the basis for the Company's position and the authority therefor and (ii) prepare and file an amendment to such Registration Statement or a new Registration Statement.

         3.   RELATED OBLIGATIONS.

         Whenever an Investor has requested that any Registrable Securities be registered pursuant to Section 2(b) or at such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

              a. Registration. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as possible after such filing and keep such Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the second annual anniversary of the Closing Date or
(ii)  the  date on which  the  Investors  shall  have  sold all the  Registrable
Securities (the "Registration Period"). Such Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

              b. Amendments. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

              c. During the Registration Period, the Company shall use its best efforts to maintain or secure the designation and qualification of the Registrable Shares on the Nasdaq Stock Market, the American Stock Exchange or the New York Stock Exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3(c).

              d. Legal Counsel Review. The Company shall permit Legal Counsel to review and comment upon a Registration Statement and all amendments and supplements thereto (other than Company filings under the Securities Exchange Act of 1934) (the "1934 Act") at least five (5) days prior to their filing with the SEC or promptly following an Investor's notice to the Company that it has selected Legal Counsel, whichever is later, and shall not file any such amendment or supplement in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.

              e.  Disclosure  Materials.  The  Company  shall  furnish  to  each
Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) and supplements thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits,
(ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

              f. State Securities Laws. If state securities law registration or qualification is required, the Company shall use reasonable efforts to (i)
register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as Legal Counsel or any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(f), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds
Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

              g. Underwriting Agreement. In the event Investors who hold a majority of the Registrable Securities being offered in the offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering. In addition, the Company shall furnish (i) if required by an underwriter, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors.

              h. Notification. As promptly as practicable after becoming aware of such event, the Company shall notify Legal Counsel and each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and
(iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

              i. Stop-Order and Suspension. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

              j. Listing. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq Stock Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this
Section 3(m).

              k. Transfer Agent. The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

              l. Underwriter Requests. If the Buyer indicates in the information required to be furnished by Section 4(a) hereof to the Company that Registrable Shares are to be distributed in an underwritten offering, then if requested by the managing underwriters or an Investor, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information  as the  managing  underwriters  and the  Investors  agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if requested by a shareholder or any underwriter of such Registrable Securities.

              m. 1934 Act Compliance. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder and the Company shall use its best efforts to file with the SEC in a timely manner all reports and documents required of the Company under the 1933 Act and the 1934 Act.

              n. Disposition. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement, including, without limitation, causing Company's legal counsel to send a legal opinion to the Company's transfer agent that the Registration Statement has been declared effective by the SEC.

         4.   OBLIGATIONS OF THE INVESTORS.

              a. At the Closing under the Securities Purchase Agreement or within two Business Days thereafter, each Buyer shall furnish to the Company in writing the information required by Items 507 and 508 of Regulation SK adopted by the SEC to be included in the Registration Statement required by Section 2(a) hereof for the inclusion of an Investor's Registrable Securities in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself and the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

              b. Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

              c. In the event any Investor elects to participate in an underwritten public offering pursuant to Section 2, each such Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.

         5.   EXPENSES OF REGISTRATION.

              All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company and, in the event the Company fails to comply with the reasonable requests of Legal Counsel made pursuant to
Section 3(d) of this Agreement, the fees and disbursements of Legal Counsel, shall be paid by the Company.

         6.   INDEMNIFICATION.

              In the event any Registrable Securities are included in a Registration Statement under this Agreement:

              a. To the fullest  extent  permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act, and any underwriter (as defined in the 1933 Act) for the Investors, and the directors and officers of, and each Person, if any, who controls, any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), subject to Section 6(d) below, against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Indemnified Damages") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Party is or may be a party thereto ("Claims"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC)
or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including,  without  limitation,  any  state  securities  law,  or any  rule  or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). The Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation relating specifically to information in a Registration Statement furnished or in conformity with information furnished in writing to the Company by an Investor expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver properly or to cause to be delivered properly the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(e) and the prospectus would have cured the claim; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

              b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, officers, partners, employees, agents, representatives of, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any Indemnified Party may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon (i) any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement, and (ii) any Violation, in each case to the extent and only to the extent that such Violation occurs as a result of the failure of an Investor to deliver properly or to cause to be delivered properly the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(e) and the prospectus would have cured the claim; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to
Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

              c. The Company shall be entitled to receive indemnities from any underwriters, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

              d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. Any indemnifying party shall pay reasonable fees for only one separate legal counsel for the Indemnified Parties, and, such legal counsel, if counsel for the Investors, shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprized at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

              e. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

              f. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7.   CONTRIBUTION.

              To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8.   LIQUIDATED DAMAGES.

                  The Company agrees that an Investor will suffer damages if the Company violates any provision of or fails to fulfill its obligations pursuant to Sections 2(a), 3(a), 3(b) and 3(c) of this Agreement (except that no violations of Sections 2(a), 3(a) and 3(b) which occur by the Company's failure to satisfy a time requirement shall be deemed to occur until the expiration of such time period after the Investor or their counsel reasonably timely comply with Section 4) (a "Registration Default") and that it would not be possible to ascertain the extent of such damages. Accordingly, in the event of such Registration Default (including a failure to keep the Registration Statement effective during the Registration Period as required by Section 3(b)), the Company hereby agrees to pay liquidated damages ("Liquidated Damages") to such Investor following the occurrence of such Registration Default in an amount determined by multiplying (i) 1% of the purchase price for such Investor's Units paid by the Buyer of those United pursuant to the Securities Purchase Agreement by (ii) the percentage derived by dividing
(A) the actual number of days elapsed from the first day of the date that an uncured Registration Default occurred or the end of the prior 30-day period, as applicable, to the day all Registration Defaults have been completely cured, (except there shall be excluded from any such period any delays which are solely attributable to changes (other than corrections of Company mistakes with respect to information previously provided by the Investors) required by the Investors in the Registration Statement with respect to information relating to the Investors, including, without limitation, changes to the plan of distribution) by (B) thirty (30). Liquidated Damages shall be paid in cash. The Liquidated Damages payable pursuant hereto shall be payable within five (5) business days from the end of the 30-day period commencing on the first 30-day period in which the Registration Default occurs (each, a "Payment Date").

         9.   ASSIGNMENT OF REGISTRATION RIGHTS.

              The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable
Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and
(b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; provided, however, that the transferee or assignee may subsequently transfer or assign all or any portion of the Registrable Securities if an exemption from registration under the 1933 Act is applicable to such transfer or assignment; (iv) at or before the time the Company receives the written notice contemplated by clause
(ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

         10.  AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

         11.  MISCELLANEOUS.

              a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

              b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be as set forth below or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change:

              If to the Company:

                  HealthExtras, Inc.
                  2273 Research Boulevard
                  Rockville, Maryland 20850
                  Telephone: (301) 548-2900
                  Facsimile: (301) 548-2992
                  Attention: Michael Donovan

              With a copy to:

                  Muldoon Murphy & Faucette LLP
                  5101 Wisconsin Avenue, N.W.
                  Washington, D.C. 20016
                  Telephone: (202) 362-0840
                  Facsimile: (202) 966-9409
                  Attention: Thomas J. Haggerty

              If to Buyer:    to the address and  facsimile  number set forth on
                              Schedule 1 to this Agreement, with copies to the Buyer's representatives as set forth on such Schedule.

              c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

              d. This Agreement shall be governed by and construed in all respects by the internal laws of the State of Delaware (except for the proper application of the United States federal securities laws), without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the Borough of Manhattan in the City of New York for the adjudication of any dispute hereunder. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

              e. This Agreement, the Securities Purchase Agreement and the Warrants constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the Warrants supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

              f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

              g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

              h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

              i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

              j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities.

              k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

              l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

              m. For purposes of this Agreement, the Investors are not deemed to be a group. Each Investor, severally may enforce its rights pursuant to this Agreement, and any failure, misdeed or default by one or more Investors shall have no effect or bearing on the other Investors.


                            [Signature pages follow]









                            [Signature page attached]

IN WITNESS WHEREOF, each Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

HEALTHEXTRAS, INC.

By:
       ---------------------------------------
Name:  David T. Blair
Title: Chief Executive Officer


BUYER: